UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21863

Claymore/Raymond James SB-1 Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle,	IL 60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, is as follows:

Annual Report

August 31, 2006

Claymore/Raymond James SB-1 Equity Fund

RYJ

RAYMOND JAMES

RAYMOND JAMES

CLAYMORE

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Raymond James SB-1 Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear Shareholder |

We are delighted to submit the first annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). This report covers performance from the Fund’s inception on May 19, 2006 through August 31, 2006, the end of its annual fiscal period. As you may know, the Fund’s investment objective is to provide capital appreciation to shareholders. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc., the Fund’s Sub-Adviser.

Raymond James & Associates, Inc. (“Raymond James”) is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

We are enthusiastic about this Fund, which provides investors with direct access to Raymond James’ professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund’s long-term prospects.

In the abbreviated period ended August 31, 2006, the Fund produced a positive total return of 0.26% at net asset value (“NAV”). This represents a change in NAV to $19.15 on August 31, 2006 from $19.10 at the start of the period. The Fund generated a negative total return of 12.50% on a market value basis. This represents a change in market price to $17.50 on August 31, 2006 from $20.00 on May 19, 2006.

The Fund’s market price is trading at a discount to its NAV. This discount from NAV highlights the fact that many closed-end funds have fallen out of favor with investors. We believe, however, that this discount represents an opportunity as the common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio. And while we certainly don’t expect that the Fund will continue to trade at its current discount,

Annual Report | August 31, 2006 | 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | Dear Shareholder continued

there is a conversion provision in place to help protect investors from just that scenario. The Fund would begin the process of converting to an open-end investment company should its common shares trade at a 10% or greater discount from its net asset value for 75 consecutive trading days after it passes 18 months of operation, unless shareholders elect to keep it a closed-end fund. More detailed information on this provision can be found on the Fund’s website.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of the report on page 5. You will find information about the structure of the Fund, how Raymond James chooses Strong Buy-1 stocks and which securities and sectors most impacted Fund performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com.

Sincerely,

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Questions & Answers |

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore in May 2003, and is a Managing Director, Research and Development. In addition to his role as Portfolio Manager, he is involved in the screening, selection and development of the firm’s unit investment trusts and new products. Mr. Craig has nine years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund’s assets and day-to-day activities of the Fund as delegated by the Fund’s Trustees. Shortly after the inception of the Fund, Portfolio Co-Manager Mike Boyle left the firm and Portfolio Manager Chuck Craig remains portfolio manager for the Fund. Below, Portfolio Manager Chuck Craig discusses the Fund’s performance from its inception on May 19, 2006 through August 31, 2006, the end of its annual fiscal period.

Before we discuss performance, will you first remind us of the Fund’s investment objective and how the Fund was designed to seek that objective?

The Fund’s investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”), the Fund’s Sub-Adviser. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A security that is ranked a Strong Buy-1 is expected by the research analyst to achieve total return targets and to outperform the S&P 500 Index over the next six months. For higher-yielding equities, such as real estate investment trusts (“REITs”) and certain master limited partnerships (“MLPs”), the analyst anticipates the stock to achieve total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns.

How did the Fund perform during this abbreviated fiscal year period?

There was considerable volatility within the market from the Fund’s inception on May 19, 2006 through August 31, 2006. Higher-than-anticipated inflation data was released in early May. The market was also caught off guard when the Federal Reserve Board (the “Fed”) suggested that it might continue to increase the federal funds rate. Previously, there had been the expectation that the Fed was nearing an end to its interest rate-tightening cycle. Equities sold off sharply in May and June and began to recover in July. Investors appeared to favor issues they believed were more risk averse – typically large-cap value stocks – and moved out of smaller, more growth-oriented issues.

The Fund provided a negative market price total return of 12.50%. The Fund gained on a net asset value (“NAV”) basis, generating a total return of 0.26%. For NAV performance comparison purposes, the S&P 500 Index and Russell 2000 Growth Index returned 3.50% and -2.72% respectively for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market. The Russell 2000 Growth Index, we believe, provides a better representation of the Fund’s portfolio which tends to comprise, but is not required to hold, a large position in small-cap growth stocks.

Will you tell us more about Raymond James’ research and ranking system?

Raymond James’ research department supports the company’s institutional and retail sales efforts and publishes research on over 600 companies. The firm’s Equity Research Team is comprised of more than 40 fundamental equity analysts. The analysts examine each company’s balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and other support staff.

Annual Report | August 31, 2006 | 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

A Distinguished Track Record

•	Over the course of their careers, 19 Raymond James analysts have been named in The Wall Street Journal “Best on the Street Survey” for a combined total of 60 times.

•	Over the course of their careers, 13 Raymond James analysts have been named a Reuters Survey Top-10 Analyst for a combined total of 24 times

Source: Raymond James.

Past awards are not indicative of future results and there can be no assurance that Raymond James’ analysts will be successful in their analysis of stocks upgraded to or downgraded from “SB-1” status. The performance of the Fund differs from the performance of a hypothetical portfolio of all SB-1 rated securities.

The Wall Street Journal and Reuters do not sponsor, endorse or approve Raymond James’ investment programs or the Claymore/Raymond James SB-1 Equity Fund. The Reuters Survey of Top-10 Analysts is no longer conducted.

The ratings assigned by Raymond James analysts represent such analysts’ judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm’s equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

How is the portfolio constructed and how is it maintained to represent the Sub-Adviser’s Strong Buy-1 picks?

At the Fund’s inception in May we invested in all of the securities then-ranked SB-1 by Raymond James. We employ what we term a “modified equal-weighting methodology” of selection. That means we seek to invest the same amount of assets in each SB-1 security. However, that doesn’t always happen. From time to time it is possible that there is relatively low liquidity in an SB-1 security. In those cases, we may take an initial position that is less than an equal weight. We do so because we don’t want to take the risk that our investment in a security would materially increase the price for that security. At rebalancing, we seek to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that are upgraded to an SB-1 ranking and adjust the portfolio in accordance with our weighting methodology. The Fund currently employs a modified equal-weighting methodology. Upon each rebalance the fund manager calculates a dollar position limit based upon the stocks’ median trading volume for the previous 44 trading days. This requires a small number of stocks to be underweighted. All stocks not restricted by dollar position limits are then equally weighted within the portfolio.

Will you tell us about the types of portfolio securities held in the Fund?

On August 31, 2006, the Fund’s largest sector positions were in energy (25% of long-term investments), technology (18% of long-term investments) and consumer discretionary (16% of long-term investments). The portfolio held common stocks (91% of total investments), MLPs (7% of total investments), Short-Term Treasuries (1% of total investments) and Investment Companies (1% of total investments).

Small-capitalization companies represented approximately 56% of total investments, while mid-cap companies represented 22% and large-cap companies represented 21% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.

What are some factors that influenced performance during the period?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund’s performance. As of August 31, 2006, for example, 78% of the portfolio was invested in small- and mid-capitalization companies. During the period, both small- and mid-cap companies (as represented by the Russell 2000 Index and the S&P 500 Mid Cap Index, respectively) underperformed the large-cap oriented S&P 500 Index. Relative to the S&P 500 Index weighting, the Fund was overweight in the energy sector by 15%. The S&P 500 energy sector actually outperformed the broader S&P 500 Index during the period by approximately 5.5%, and the Fund benefited. The Fund was also overweight in the consumer discretionary sector by 6.5%, which produced a negative return of more than 2%. The Fund’s position in consumer discretionary stocks hurt performance.

6 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

Which securities helped and which securities hurt Fund performance?

Fargo Electronics, a developer of identity card issuance systems, was a top performer during the period and was acquired by Assa Abloy (no longer held in the portfolio), a security lock manufacturer based in Sweden. Also adding to performance was Noven Pharmaceuticals, a manufacturer of medicated adhesive patches, whose stock returned approximately 46% during the period. Boardwalk Pipeline Partners, a master limited partnership that transports and stores natural gas, was also a positive contributor with a return of approximately 34%. Securities that detracted from performance included Openwave Systems (no longer held in the portfolio), a software and services provider for the telecommunications industry, which declined 47% during the period. ADC Telecommunications, a network infrastructure solutions company, was another underperformer with an approximate return of negative 39%. CheckFree Corp., an electronic payment processing company, experienced a negative return of approximately 29%.

Please tell us about the Fund’s distributions?

The Fund’s investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through annual distributions. In addition, the Fund intends to distribute any realized net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders.

Do you have any other comments for Fund shareholders?

We hope that investors in the Fund will take a long-term view to performance. This report covers a very brief period of time – less than four full months. Investment performance changes on a daily basis and the true test of a Fund’s success is whether it can stand the test of time. We believe that over time, this Fund is poised to perform quite well. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that if the Fund’s NAV improves its market price will improve as well.

The Fund’s Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund’s common shares close on the New York Stock Exchange (“NYSE”) for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund’s common shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund’s Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund’s status as a closed-end fund. If the Fund continues as a closed-end fund following such shareholder vote and during any 12 month period following such vote the Fund’s common shares subsequently close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund’s common shares, the Fund would automatically be converted to an open-end fund unless, at the next annual meeting of the Fund’s shareholders following any such 75-day period, a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund’s status as a closed-end fund.

Annual Report | August 31, 2006 | 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

RYJ Risks and Other Considerations

The Fund is a newly-organized, diversified, closed-end management investment company with no history of operations and no prior history of public trading. The risks of investing in the Fund may be greater for investors expecting to sell their shares in a relatively short period after the completion of the public offering. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund’s common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

MLP Risk. An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from “SB-1”status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs, (ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. Please refer to the prospectus for additional risks and considerations.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before you invest or send money. To obtain a prospectus, please access the “News/Literature” section of the Fund’s website, www.claymore.com, or contact your securities representative or Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, IL 60532, 800-345-7999.

8 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Summary | As of August 31, 2006 (unaudited)

Fund Statistics
Share Price		$17.50
Common Share Net Asset Value		$19.15
Premium/Discount to NAV		-8.62%
Net Assets ($000)		$212,982

Total Returns
(Inception 5/19/06)	Market	NAV
Since Inception	-12.50%	0.26%

		% of Long-Term Investments
Sector Breakdown
Energy		25.0%
Information Technologies		17.8%
Consumer Discretionary		16.4%
Financials		15.7%
Health Care		11.0%
Industrials		8.7%
Telecommunications		4.5%
Investment Companies		0.9%

% of Total Net Assets
Asset Allocation
Common Stocks	92.1%
Master Limited Partnerships	7.0%
Short-Term Investments	1.5%
Investment Companies	0.9%
Liabilities in excess of Other Assets	-1.5%

100.0%

Annual Report | August 31, 2006 | 9

RYJ | Claymore/Raymond James SB-1 Equity Fund

Portfolio of Investments | August 31, 2006

Number of Shares		Value
	Long-Term Investments – 100.0%
	Common Stocks – 92.1%
	Consumer Discretionary – 16.4%
34,400	Best Buy Co., Inc.	$1,616,800
56,800	California Pizza Kitchen, Inc. (a)	1,622,208
66,900	Circuit City Stores, Inc.	1,579,509
44,800	Culp, Inc. (a)	228,032
44,100	Ethan Allen Interiors, Inc.	1,488,375
80,300	Furniture Brands International, Inc.	1,537,745
62,400	Hilton Hotels Corp.	1,589,328
46,999	Home Depot, Inc.	1,611,596
124,000	Interface, Inc. - Class A (a)	1,576,040
109,400	La-Z-Boy, Inc.	1,526,130
68,983	Leggett & Platt, Inc.	1,590,058
56,474	Lowe’s Cos., Inc.	1,528,186
67,500	MarineMax, Inc. (a)	1,534,275
57,600	Newell Rubbermaid, Inc.	1,554,624
30,600	Panera Bread Co. - Class A (a)	1,588,140
42,900	Polaris Industries, Inc.	1,634,490
192,300	Service Corporation International	1,615,320
135,300	ServiceMaster Co. (The)	1,554,597
62,500	Stanley Furniture Co., Inc.	1,558,750
29,900	Starwood Hotels & Resorts - REIT	1,592,474
42,400	Steiner Leisure Ltd. (Bahamas) (a)	1,631,552
19,000	Whirlpool Corp.	1,537,290
52,400	Williams-Sonoma, Inc.	1,543,704

		34,839,223

	Energy – 18.0%
43,900	B.J. Services Co.	1,506,209
20,500	Baker Hughes, Inc.	1,459,190
53,600	Basic Energy Services, Inc. (a)	1,532,960
95,900	Bois D’Arc Energy, Inc. (a)	1,571,801
79,600	Bronco Drilling Co., Inc. (a)	1,545,036
49,800	Chesapeake Energy Corp.	1,572,186
58,900	CNX Gas Corp. (a)	1,520,209
53,700	Comstock Resources, Inc. (a)	1,544,412
41,000	CONSOL Energy, Inc.	1,495,270
48,300	Goodrich Petroleum Corp. (a)	1,530,144
37,607	Grant Prideco, Inc. (a)	1,561,819
213,826	Grey Wolf, Inc. (a)	1,563,068
40,300	Helix Energy Solutions Group (a)	1,549,938
24,400	Lufkin Industries, Inc.	1,537,200
46,400	Nabors Industries Ltd. (Bermuda) (a)	1,525,632
23,800	National-Oilwell Varco, Inc. (a)	1,554,140
29,900	Occidental Petroleum Corp.	1,524,601
57,900	Patterson-UTI Energy, Inc.	1,586,460
115,500	Pioneer Drilling Co. (a)	1,627,395
54,100	Range Resources Corp.	1,513,718
43,100	Todco - Class A (a)	1,595,993
29,800	Ultra Petroleum Corp. (a)	1,479,272
27,900	Unit Corp. (a)	1,470,609
78,900	Warrior Energy Service Corp. (a)	1,506,990
32,600	XTO Energy, Inc.	1,492,102

		38,366,354

	Financials – 15.7%
26,800	Allstate Corp.	1,552,792
136,100	American Equity Investment Life Holding Co.	1,574,677
51,100	Argonaut Group, Inc. (a)	1,571,325
31,200	Assurant, Inc.	1,605,240
48,900	BioMed Realty Trust, Inc. - REIT	1,522,746
22,100	Capital One Financial Corp.	1,615,510
31,200	Chubb Corp.	1,564,992
69,800	CoBiz, Inc.	1,590,044
47,400	Countrywide Financial Corp.	1,602,120
66,700	E*TRADE Financial Corp. (a)	1,573,453
63,300	First State Bancorporation	1,619,847
51,100	HCC Insurance Holdings, Inc.	1,660,239
36,900	Maguire Properties, Inc. - REIT	1,472,679
34,100	Marshall & Ilsley Corp.	1,590,083
39,900	Mercantile Bank Corp.	1,616,748
20,500	Nexity Financial Corp. (a)	238,825
62,600	OptionsXpress Holdings, Inc.	1,635,112
51,900	Seacoast Banking Corporation of Florida	1,596,963
93,600	TD Ameritrade Holding Corp. (a)	1,639,872
47,700	U.S. Bancorp	1,529,739
50,600	United Community Banks, Inc.	1,588,840
31,100	Wintrust Financial Corp.	1,564,641

		33,526,487

	Health Care – 11.0%
36,800	Amedisys, Inc. (a)	1,489,296
93,200	American Medical System Holdings, Inc. (a)	1,636,592
66,000	Andrx Corp. (a)	1,573,440
106,100	Bradley Pharmaceuticals, Inc. (a)	1,571,341
25,100	Covance, Inc. (a)	1,578,037
26,100	DaVita, Inc. (a)	1,523,196
35,400	LCA-Vision, Inc.	1,558,662
45,500	LifePoint Hospitals, Inc. (a)	1,549,275
25,800	Medco Health Solutions, Inc. (a)	1,634,946
38,600	Merck & Co., Inc.	1,565,230
59,300	Noven Pharmaceuticals, Inc. (a)	1,480,128
54,100	Pfizer, Inc.	1,490,996
50,000	Psychiatric Solutions, Inc. (a)	1,600,500

See notes to financial statements.

10 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund | Portfolio of Investments continued

Number of Shares		Value
75,200	Schering-Plough Corp.	$1,575,440
37,100	Triad Hospitals, Inc. (a)	1,634,626

		23,461,705

	Industrials – 8.7%
30,900	Con-way, Inc.	1,478,565
53,900	Copa Holdings SA - Class A (Panama)	1,580,348
19,900	Harsco Corp.	1,583,244
76,900	J.B. Hunt Transport Services, Inc.	1,511,085
34,500	Landstar System, Inc.	1,473,150
58,799	Masco Corp.	1,611,681
55,800	Pacer International, Inc.	1,536,174
100,200	Republic Airways Holdings, Inc. (a)	1,597,188
40,940	Republic Services, Inc.	1,587,653
62,200	Skywest, Inc.	1,503,374
41,800	Teledyne Technologies, Inc. (a)	1,602,612
21,400	United Parcel Service - Class B	1,499,070

		18,564,144

	Information Technologies – 17.8%
111,700	ADC Telecommunications, Inc. (a)	1,524,705
31,100	Alliance Data Systems Corp. (a)	1,571,794
41,000	Amdocs Ltd. (Guernsey) (a)	1,555,950
131,800	ARRIS Group, Inc. (a)	1,510,428
602,400	Art Technology Group, Inc. (a)	1,650,576
32,800	Automatic Data Processing, Inc.	1,548,160
838,400	Avanex Corp. (a)	1,475,584
62,500	Benchmark Electronics, Inc. (a)	1,558,750
155,500	Celestica, Inc. (Canada) (a)	1,489,690
43,000	CheckFree Corp. (a)	1,539,400
69,800	Cisco Systems, Inc. (a)	1,534,902
90,700	Fairchild Semiconductor International, Inc. (a)	1,635,321
34,200	Harris Corp.	1,502,064
131,800	Interactive Intelligence, Inc. (a)	1,527,562
52,300	Intermec, Inc. (a)	1,566,908
54,300	Jabil Circuit, Inc.	1,456,869
103,700	KVH Industries, Inc. (a)	1,244,400
66,200	Motorola, Inc.	1,547,756
70,900	Nokia Corp. - ADR (Finland)	1,480,392
206,600	Nuance Communications, Inc. (a)	1,621,810
241,900	Opsware, Inc. (a)	1,705,395
225,200	RF Micro Devices, Inc. (a)	1,490,824
26,800	Rogers Corp. (a)	1,554,936
181,500	SpectraLink Corp.	1,593,570
94,300	Ulticom, Inc. (a)	1,012,782

		37,900,528

	Telecommunications – 4.5%
42,700	American Tower Corp. - Class A (a)	1,531,222
64,700	Cbeyond, Inc. (a)	1,535,978
245,400	Dobson Communications Corp. - Class A (a)	1,685,898
80,600	Iowa Telecommunications Services, Inc.	1,565,252
118,400	NTELOS Holdings Corp. (a)	1,625,632
95,400	Sprint Nextel Corp.	1,614,168

		9,558,150

	Total Common Stocks
	(Cost $195,416,788)	196,216,591

	Master Limited Partnerships – 7.0%

	Energy – 7.0%
57,500	Boardwalk Pipeline Partners, L.P.	1,663,475
57,700	Energy Transfer Equity, L.P.	1,564,247
32,000	Energy Transfer Partners, L.P.	1,525,440
59,000	Enterprise Products Partners, L.P.	1,579,430
57,000	Inergy, L.P.	1,566,930
67,600	Magellan Midstream Holdings, L.P.	1,516,268
41,800	Magellan Midstream Partners, L.P.	1,540,330
32,530	Martin Midstream Partners, L.P.	1,085,526
43,000	Teekay LNG Partners, L.P. (Marshall Island)	1,302,900
42,700	TEPPCO Partners, L.P.	1,598,261

	Total Master Limited Partnerships
	(Cost $13,592,697)	14,942,807

	Investment Companies – 0.9%
11,200	Midcap SPDR Trust Series 1	1,532,944
2,300	SPDR Trust Series 1	300,610

	Total Investment Companies
	(Cost $1,826,228)	1,833,554

	Total Long-Term Investments – 100.0%
	(Cost $210,835,713)	212,992,952

Principal Amount		Value
	Short-Term Investments – 1.5%

	U.S. Government and Agency Securities - 1.5%
$3,135,000	Federal Home Loan Bank Discount Note, yielding 4.90%, 09/1/06
	(Cost $3,135,000)	3,135,000

	Total Investments – 101.5%
	(Cost $213,970,713)	216,127,952
	Liabilities in excess of Other Assets - (1.5%)	(3,145,707)

	Net Assets – 100.0%	$212,982,245

ADR American Depositary Receipt

LP Limited Partnership

REIT Real Estate Investment Trust

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | August 31, 2006 | 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Assets and Liabilities | August 31, 2006

Assets
Investments in securities, at value (cost $213,970,713)	$216,127,952
Cash	1,149,771
Receivable for securities sold	10,557,469
Dividends receivable	112,548
Other assets	2,115

Total assets	227,949,855

Liabilities
Payable for securities purchased	14,407,519
Offering costs payable	282,856
Advisory fee payable	151,160
Administration fee payable	4,831
Accrued expenses	121,244

Total liabilities	14,967,610

Net Assets	$212,982,245

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 11,122,822 shares issued and outstanding	$111,228
Additional paid-in capital	211,745,815
Net unrealized appreciation on investments	2,157,239
Undistributed net investment income	98,564
Net realized loss on investments	(1,130,601)

Net Assets	$212,982,245

Net Asset Value (based on 11,122,822 common shares outstanding)	$19.15

See notes to financial statements.

12 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Operations | For the Period May 19, 2006* through August 31, 2006

Investment Income
Dividends (net of return of capital distributions received of $146,849)	$572,350
Interest	30,013

Total income		$602,363

Expenses
Advisory fee	483,719
Professional fees	57,024
Printing expenses	19,194
Trustees’ fees and expenses	18,675
Fund accounting	17,781
Administration fee	15,539
Custodian fee	9,429
Transfer agent fee	8,499
NYSE listing	7,362
Miscellaneous	1,581
Insurance	372

Total expenses		639,175

Net investment loss		(36,812)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(1,231,962)
Net increase from payment from affiliate		92,583
Net unrealized appreciation on investments		2,157,239

Net realized and unrealized gain on investments		1,017,860

Net Increase in Net Assets Resulting from Operations		$981,048

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | August 31, 2006 | 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Changes in Net Assets |

For the Period May 19, 2006* through August 31, 2006
Increase in Net Assets Resulting from Operations
Net investment loss	$(36,812)
Net realized loss on investments	(1,231,962)
Net increase from payment from affiliate	92,583
Net unrealized appreciation on investments	2,157,239

Net increase in net assets resulting from operations	981,048

Capital Share Transactions
Proceeds from the issuance of common shares	212,345,816
Common share offering costs charged to paid-in capital	(444,703)

Net increase from capital share transactions	211,901,113

Total increase in net assets	212,882,161

Net Assets
Beginning of period	100,084

End of period (including undistributed net investment income of $98,564)	$212,982,245

*	Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Period May 19, 2006* through August 31, 2006
Net asset value, beginning of period	$19.10	(b)
Income from investment operations
Net investment loss(a)	(0.00)
Net realized and unrealized gain on investments	0.09

Total from investment operations	0.09

Common shares’ offering expenses charged to paid-in capital	(0.04)

Net asset value, end of period	$19.15

Market value, end of period	$17.50

Total investment return(c)
Net asset value	0.26%
Market value	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$212,982
Ratio of net expenses to average net assets	1.12	%(d)
Ratio of net investment loss to average net assets	(0.06	)%(d)
Portfolio turnover rate	41%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.

See notes to financial statements.

Annual Report | August 31, 2006 | 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to Financial Statements | August 31, 2006

Note 1 – Organization:

Claymore/Raymond James SB-1 Equity Fund (the “Fund”) was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”). For purposes of the Fund’s investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word “SB-1” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund’s Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund’s Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund’s Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund’s Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund’s status as a closed-end fund.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of a significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to Common Shareholders as capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser provides a continuous investment program for the Fund’s portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund’s “Sub-Adviser”); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund’s Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund’s average daily Managed Assets.

16 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund | Notes to Financial Statements continued

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. For the period ended August 31, 2006, the Fund recognized expenses of approximately $15,500 for these services.

The Bank of New York (“BNY”) acts as the Fund’s accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Claymore Advisors, LLC reimbursed the Fund $92,583 representing the net detriment to the Fund as a result of a trading error that occurred in June 2006. This reimbursement is shown on the Statement of Operations as a “Net increase from payment from affiliate.”

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss in the amount of $144,154 was reclassified from undistributed net investment income to paid-in-capital. A permanent book and tax difference relating to distributions from master limited partnerships in the amount of $8,778 was reclassified from undistributed net investment income to net realized loss.

Information on the components of investments as of August 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$214,823,440	$9,128,697	$(7,824,185)	$1,304,512

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and return of capital distributions from master limited partnerships.

As of August 31, 2006, the Fund had a post-October capital loss deferral of $179,310, which will be recognized in the following tax year.

The Fund did not pay any distributions for the period ended August 31, 2006.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

Note 5 – Investments in Securities:

For the period ended August 31, 2006, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $298,151,720 and $86,145,407, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. Of this amount, the Fund issued 10,000,000 shares of common stock in its initial public offering and issued, pursuant to an over-allotment option to the underwriters, an additional 400,000 shares on May 26, 2006, 400,000 shares on June 15, 2006 and 317,582 shares on June 23, 2006. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering expenses of $444,703, or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay all of the organizational costs and offering expenses (other than sales load) in excess of $0.04 per common share.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Annual Report | August 31, 2006 | 17

RYJ | Claymore/Raymond James SB-1 Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore/Raymond James SB-1 Equity Fund

We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at August 31, 2006, and the results of its operations, changes in its net assets and financial highlights for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 16, 2006

18 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and OtherAffiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2006	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2006	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	20	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee Chief Legal and Executive Officer	Since 2006	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

–Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Annual Report | August 31, 2006 | 19

RYJ | Claymore/Raymond James SB-1 Equity Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa J. Nguyen Year of birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

Annual Report | August 31, 2006 | 21

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information

Board of Trustees	Officers	Investment Adviser and Administrator
Randall C. Barnes	Steven M. Hill Chief Financial Officer, Chief Accounting Officer and Treasurer	Claymore Advisors, LLC Lisle, Illinois

Nicholas Dalmaso*	Melissa J. Nguyen	Investment Sub-Adviser
	Secretary	Raymond James & Associates, Inc. St. Petersburg, Florida

Ronald A. Nyberg	Bruce Saxon	Accounting Agent,
	Chief Compliance Officer	Custodian and Transfer Agent
The Bank of New York
Ronald E. Toupin, Jr.	Jim Howley	NewYork, NewYork

	Assistant Treasurer	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Chicago, Illinois

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Raymond James SB-1 Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Raymond James SB-1 Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the second and fourth quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at http://www.claymore.com.

In April 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

22 | Annual Report | August 31, 2006

RYJ | Claymore/Raymond James SB-1 Equity Fund

About the Fund Manager |

About the Fund’s Sub-Adviser and Portfolio Manager

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. (“Raymond James”) and managed by Claymore Advisors, LLC (“Claymore”). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, “Strong Buy 1” by Raymond James analysts.

Raymond James & Associates, Inc.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

Overview of Raymond James Equity Research

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform. Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

Claymore Advisors, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund’s portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.

Annual Report | August 31, 2006 | 23

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member NASD/SIPC

RYJ
LISTED
NYSE

RYJ-AR-0806

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the annual report, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)	(1) The registrant’s Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as Vice-President of Nuveen Asset Management.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.)

Item 4.	Principal Accountant Fees and Services

a). Audit Fees: the aggregate fees billed for the period May 19, 2006 (inception date) to August 31, 2006, for professional services rendered by the principal accountant for the audit is $37,000. The aggregate fees billed for fiscal year 2005 for professional services rendered by the principal accountant is $0 as this fund was not in existence in 2005.

b). Audit-Related Fees: the aggregate fees billed for the period May 19, 2006 (inception date) to August 31, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item is $0. The Audit-Related Fees for 2005 is $0 as this fund was not in existence in 2005.

c). Tax Fees: the aggregate fees billed for the period May 19, 2006 (inception date) to August 31, 2006, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $5,000. The Tax Fees for 2005 is $0 as this fund was not in existence in 2005.

d). All Other Fees: the aggregate fees billed for the period May 19, 2006 (inception date) to August 31, 2006, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item is $0. The Other Audit Fees for 2005 is $0 as this fund was not in existence in 2005.

(e) Audit Committee Pre-Approval Policies and Procedures: The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Fund. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson or any member of the Audit Committee for non-prohibited services up to $10,000. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the period May 19, 2006 (inception date) to August 31, 2006 were $0.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Claymore Advisors, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser (the “Proxy Voting Policies”) are included as an Exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Portfolio Manager. Chuck Craig, Managing Director, Research and Development, of Claymore, serves as portfolio manager for the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Manager. As of August 31, 2006,

Type of Account	Number	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	133	$2,130,000	0	0
Other pooled investment	0	0	0	0
Other advisory accounts	0	0	0	0

Portfolio Manager Compensation. The portfolio manager’s compensation consists of the following elements:

Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Securities Ownership of the Portfolio Manager. As of August 31, 2006, Mr. Craig owned no shares of the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a	)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b	)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c	)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Raymond James SB-1 Equity Fund

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso,
Chief Executive Officer and Chief Legal Officer

Date: November 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso,
Chief Executive Officer and Chief Legal Officer

Date: November 3, 2006

By:	/s/ Steven M. Hill
Steven M. Hill
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 3, 2006